August 21, 2018

Supplement to the Miller Opportunity Trust
Summary Prospectus, Prospectus, and Statement of Additional Information
each dated April 30, 2018

Miller Opportunity Trust
Class IS MVISX

Effective August 22, 2018, Miller Value Partners, LLC, investment adviser to the Miller Opportunity Trust, is pleased to announce that Class IS shares are open for all eligible investments.

Please retain this supplement for future reference.